UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2018

Citigroup Commercial Mortgage Trust 2016-C3

(Exact name of issuing entity as specified in its charter)

(Central Index Key number of issuing entity: 0001687605)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact names of sponsors as specified in their respective charters)

Delaware	333-207132-08	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 816-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 - Change of Servicer or Trustee.

Pursuant to Section 7.02 of the Pooling and Servicing Agreement dated as of December 1, 2016, relating to the Wells Fargo Commercial Mortgage Trust 2016-LC25, Commercial Mortgage Pass-Through Certificates, Series 2016-LC25 (the “WFCM 2016-LC25 PSA”), the directing certificateholder under the WFCM 2016-LC25 PSA removed CWCapital Asset Management LLC (“CWCapital”) as general special servicer under the WFCM 2016-LC25 PSA and appointed C-III Asset Management LLC (“C-III AM”) as replacement general special servicer under the WFCM 2016-LC25 PSA. The removal of CWCapital as general special servicer and appointment of C-III AM as replacement general special servicer under the WFCM 2016-LC25 PSA is effective as of July 19, 2018. A copy of the related assumption by special servicer dated June 19, 2018 is attached hereto as Exhibit 20.1. The WFCM 2016-LC25 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to Citigroup Commercial Mortgage Trust 2016-C3 (the “Issuing Entity”), dated December 8, 2016 and filed with the Securities and Exchange Commission (the “Commission”) on December 14, 2016 under Commission File No. 333-207132-08.

As the Marriott Hilton Head Resort & Spa Loan Combination (as defined in the Pooling and Servicing Agreement dated as of November 1, 2016 (the “CGCMT 2016-C3 PSA”) relating to the Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-Through Certificates, Series 2016-C3) is serviced under the WFCM 2016-LC25 PSA, notice is hereby being given of the replacement of general special servicer by C-III AM under the WFCM 2016-LC25 PSA. The CGCMT 2016-C3 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated November 17, 2016 and filed with the Commission on November 17, 2016 under Commission File No. 333-207132-08.

The WFCM 2016-LC25 General Special Servicer

As of July 19, 2018, C-III Asset Management LLC, a Delaware limited liability company (“C-III AM”), replaced CWCapital Asset Management LLC, as General Special Servicer and assumed all of the duties, responsibilities and liabilities of the Special Servicer under the WFCM 2016-LC25 PSA. The principal place of business of C-III AM is located at 5221 N. O’Connor Blvd., Suite 800, Irving, Texas 75039.

C-III AM, a wholly owned subsidiary of C-III Capital Partners LLC, a Delaware limited liability company, provides primary and special loan servicing for third party portfolio owners, CMBS trusts, CDOs, government agencies and C-III Capital Partners LLC and its affiliates. C-III AM has a special servicer rating of CSS2+ from Fitch and a rating of MOR CS1 from Morningstar. C-III AM is also on S&P’s Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P. As of June 30, 2018 C-III AM was the named special servicer for approximately 126 transactions representing approximately 1,675 first mortgage loans, with an aggregate stated principal balance of approximately $20,825,877,585. Of those 126 transactions, 123 are commercial mortgage-backed securities transactions representing approximately 1,643 first mortgage loans, with an aggregate stated principal balance of approximately $20,288,990,557. The remaining three transactions are made up of one CDO, one CLO and one client, which is a third-party noteholder. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States, Canada, Virgin Islands and Puerto Rico. With respect to such transactions as of such date, the special servicer was administering approximately 264 assets with a stated principal balance of approximately $4,800,107,846. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through June 30, 2018, C-III AM has resolved 4,538 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $56,076,282,023.

C-III AM has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under C-III AM servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. C-III AM also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to C-III AM’s policies and procedures relating to the servicing function C-III AM will perform under the WFCM 2016-LC25 PSA for assets of the same types as are included in this transaction.

C-III AM will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans. C-III AM may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or otherwise. To the extent that C-III AM has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the WFCM 2016-LC25 PSA and the Servicing Standard (as defined in the WFCM 2016-LC25 PSA).

There are, to the current actual knowledge of C-III AM, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the WFCM 2016-LC25 PSA, and C-III AM’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by C-III AM in connection with special servicing of commercial mortgage–backed securitization pools generally.

C-III AM has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which C-III AM was acting as special servicer as a result of any action or inaction of C-III AM as special servicer, including as a result of C-III AM’s failure to comply with the applicable servicing criteria in connection with any securitization transaction. C-III AM does not believe that its financial condition will have any adverse effect on the performance of its duties under the WFCM 2016-LC25 PSA, and therefore C-III AM believes its financial condition will not have a material impact on pool performance or performance of the certificates issued in connection therewith.

C-III AM (including predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by C-III AM as special servicer in CMBS transactions from 2015 through June 30, 2018.

Portfolio Size – CMBS Special Servicing	2015	2016	2017	4/30/2018
Total	$6.3 billion	$9.4 billion	$7.1 billion	$4.8 billion

C-III AM does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances C-III AM may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

C-III AM occasionally engages consultants to perform property inspections on a property and its local market. It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, C-III AM is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. C-III AM does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the WFCM 2016-LC25 PSA. Other than the litigation described in the following paragraph, there are currently no legal proceedings pending against C-III AM, or to which any property of C-III AM is subject, that are material to the certificateholders under the WFCM 2016-LC25 PSA and C-III AM has no actual knowledge of any proceedings contemplated by governmental authorities.

On May 12, 2016, certain holders of certificates issued by Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Series 2007-C5 Trust (the “2007-C5 Trust”) filed suit in the Supreme Court of the State of New York, County of New York derivatively for the 2007-C5 Trust (M.H. Davidson & Co, et. al. against C-III Asset Management, LLC, Supreme Court of New York County of New York Index No. 652571/2016) alleging, among other things, that C-III AM as special servicer for the 2007-C5 Trust breached its duties to the 2007-C5 Trust by undervaluing a mortgage loan which was purchased by the third party directing certificateholder for the 2007-C5 Trust pursuant to the governing pooling and servicing agreement. The plaintiffs alleged damages in an amount no less than $25,000,000. C-III AM filed a motion to dismiss, which the court granted. The appellate court affirmed the dismissal by the District Court. On July 2, 2018, plaintiffs filed a motion for reargument to the Appellate Court. C-III AM believes the plaintiffs’ claims are unfounded and denies liability in such action. C-III AM intends to vigorously defend itself and contest the claims in the event the appellate court grants the motion for reargument and/or reverses the lower court’s dismissal.

C-III AM is not an affiliate of the depositor, general master servicer, certificate administrator, operating advisor, any originator or any other material party related to the Wells Fargo Commercial Mortgage Trust 2016-LC25 transaction.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits:

20.1	WFCM 2016-LC25 – Assumption of Special Servicer, dated as of July 19, 2018.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 20.1	WFCM 2016-LC25 – Assumption of Special Servicer, dated as of July 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date: July 25, 2018